AMENDMENT NO. 4
TO
LOAN AGREEMENT
THIS AMENDMENT NO. 4 TO LOAN AGREEMENT (this “Amendment”) is entered into as of October 25, 2013, by and among SQUARETWO FINANCIAL CORPORATION, a Delaware corporation (in its individual capacity, “US Borrower”), and as borrowing agent (in such capacity, “Borrowing Agent”), PREFERRED CREDIT RESOURCES LIMITED, an Ontario corporation (“Canadian Borrower”) (US Borrower and Canadian Borrower are sometimes collectively referred to herein as “Borrowers” and individually as a “Borrower”), the other persons designated as “Loan Parties”, certain of the Lenders party to the Loan Agreement (as defined below), and ALLY COMMERCIAL FINANCE LLC (formerly known as GMAC Commercial Finance LLC), a Delaware limited liability company (in its individual capacity, “Ally”), as administrative and collateral agent (in such capacity, “Agent”) and as funding and disbursement agent with respect to the Canadian Revolving Loans (in such capacity, “Canadian Agent”).
BACKGROUND
WHEREAS, Borrowers, Agent, Canadian Agent, and Lenders are parties to a Loan Agreement dated as of April 7, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations;
WHEREAS, Borrowing Agent has requested that Agent, Canadian Agent, and Requisite Lenders make certain amendments to the Loan Agreement, and Agent, Canadian Agent, and the Requisite Lenders party hereto are willing to amend the Loan Agreement on the terms and conditions hereafter set forth.
NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent, Canadian Agent, and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.
2.Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:
(a)Section 1.1 of the Loan Agreement is hereby amended by adding the following definition in its appropriate alphabetical order:
“Fourth Amendment Effective Date” means October 25, 2013, which was the effective date of Amendment No. 4 to Loan Agreement, dated as of October 25, 2013 by and among the Loan Parties, Agent, Canadian Agent, and certain of the Lenders party thereto.
(b)Section 2.16(A) of the Loan Agreement is hereby amended by deleting the dollar amount “$65,000,000” appearing therein and inserting the dollar amount “$115,000,000” in lieu thereof. For the avoidance of doubt, the parties hereto agree and confirm that $65,000,000 of such

$115,000,000 has already been utilized as a US Borrower Revolver Increase under such Section 2.16(A), and that as of the Fourth Amendment Effective Date, the maximum aggregate amount of US Borrower Revolver Increase shall be $50,000,000.
(c)Section 2.16(B) of the Loan Agreement is hereby amended by:
(i)deleting the reference to “and” at the end of clause (5);
(ii)deleting the period at the end of clause (6) and by substituting, in lieu thereof, “; and”; and
(iii)inserting the following new clause (7) immediately following clause (6):
“(7)    a calculation certified by Borrowing Agent as being a true and correct valuation of the then applicable Maximum Senior Amount (as defined in the Intercreditor Agreement), which shall confirm, in form and substance reasonably satisfactory to Agent, that the Maximum Senior Amount exceeds $265,000,000.”
3.Conditions of Effectiveness. This Amendment shall become effective on the date that Agent shall have received eight (8) copies of this Amendment executed by Borrowing Agent, Agent and the Requisite Lenders, and consented and agreed to by Borrowers and Guarantors.
4.Representations and Warranties. Each Loan Party hereby represents and warrants as follows:
(a)This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of each Loan Party and are enforceable against each Loan Party in accordance with their respective terms.
(b)Upon the effectiveness of this Amendment, each Loan Party hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.
(c)No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.
(d)No Loan Party has any defense, counterclaim or offset with respect to the Loan Agreement.
5.Effect on the Loan Agreement.
(a)Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.
(b)Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.
6.Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.
7.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
8.Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.
[Remainder of page intentionally left blank; signature pages to follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.
Borrowing Agent:

SQUARETWO FINANCIAL CORPORATION, as Borrowing Agent

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	President and CEO

Agent:

ALLY COMMERCIAL FINANCE LLC (formerly known as GMAC Commercial Finance LLC), as Agent and Canadian Agent

By:	/s/ Thomas Maiale
Name:	Thomas Maiale
Title:	Senior Director

Lenders:

ALLY COMMERCIAL FINANCE LLC (formerly known as GMAC Commercial Finance LLC), as a Lender

By:	/s/ Thomas Maiale
Name:	Thomas Maiale
Title:	Senior Director

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Laura Warner
Name:	Laura Warner
Title:	Director

ING CAPITAL LLC, as a Lender

By:	/s/ John Lanier
Name:	John Lanier
Title:	Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Chris Gibson
Name:	Chris Gibson
Title:	Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ Gregory J Vollmer
Name:	Gregory J Vollmer
Title:	Vice President

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By:	/s/ Maria Levy
Name:	Maria Levy
Title:	Vice President

By:	/s/ Michael Zion
Name:	Michael Zion
Title:	Vice President

FIRSTMERIT BANK, as a Lender

By:	/s/ Laura C Redinger
Name:	Laura C Redinger
Title:	Vice President

Acknowledged, agreed and consented to by:

SQUARETWO FINANCIAL CORPORATION,
as US Borrower and as a US Guarantor

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	President and CEO

CACH, LLC
CACH OF NJ, LLC
COLLECT AMERICA OF CANADA LLC
CACV OF COLORADO, LLC
CACV OF NEW JERSEY, LLC
HEALTHCARE FUNDING SOLUTIONS, LLC
ORSA, LLC
CANDEO, LLC
AUTUS, LLC, each as a US Guarantor

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	Manager

REFINANCE AMERICA, LTD., as a US Guarantor

By:	/s/ Thomas Good
Name:	Thomas Good
Title:	Secretary

METROPOLITAN LEGAL ADMINISTRATION SERVICES INC.,
as a Canadian Guarantor

By:	/s/ Christopher Walker
Name:	Christopher Walker
Title:	President

PREFERRED CREDIT RESOURCES LIMITED,
as Canadian Borrower and as a Canadian Guarantor

By:	/s/ Christopher Walker
Name:	Christopher Walker
Title:	President

CA HOLDING, INC., as a US Guarantor

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	President and CEO

CCL FINANCIAL INC., as a Canadian Guarantor

By:	/s/ Christopher Walker
Name:	Christopher Walker
Title:	President

SQUARE TWO FINANCIAL CANADA CORPORATION,
as a Canadian Guarantor

By:	/s/ Christopher Walker
Name:	Christopher Walker
Title:	President

SQUARETWO FINANCIAL COMMERCIAL FUNDING
CORPORATION, as a US Guarantor

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	President and CEO